UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) – August 12, 2008

MTM TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

New York	0-22122	13-3354896
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1200 High Ridge Road, Stamford, CT	06905
(Address of principal executive offices)	(zip code)

Registrant’s telephone number, including area code –	203-975-3700

N/A
(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Comment

Throughout this Current Report on Form 8-K, the terms “we,” “us,” “our,” “our company,” and “MTM” refer to MTM Technologies, Inc. and, unless the context indicates otherwise, our subsidiaries on a consolidated basis.

ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On August 12, 2008, we issued a press release announcing our financial results for our fiscal quarter ended June 30, 2008. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 2.02, including Exhibit 99.1 is being furnished, not filed, under Item 2.02, "Results of Operations and Financial Condition" in accordance with General Instructions B of Form 8-K.

ITEM 7.01  REGULATION FD DISCLOSURE

The press release issued on August 12, 2008 referenced above, also announced that we will hold our earnings conference call on Wednesday, August 13, 2008, at 9:00 a.m. ET to discuss the Company’s financial results. To access this call, dial (888) 599-4858 (domestic) or (913) 312-0702 (international). Additionally, a live webcast of the conference call will be available on the “Investor Relations” page on the Company’s website, www.mtm.com.

A replay of this conference call will be available from 12:00 p.m. ET on Wednesday, August 13, 2008 through midnight ET on Saturday, September 13, 2008 at (888) 203-1112 (domestic) or (719) 457-0820 (international).  The replay pass code is 8454845.  An archived webcast of this conference call will also be available on the “Investor Relations” page of the Company’s website, www.mtm.com.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 7.01, including Exhibit 99.1 is being furnished not filed under Item 7.01, in accordance with General Instruction B of Form 8-K.

ITEM 9.   FINANCIAL STATEMENTS AND EXHIBITS

9.01             Financial Statements and Exhibits

 (d)             Exhibits

Exhibit 99.1	Press Release dated August 12, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MTM TECHNOLOGIES, INC. (Registrant)
Date: August 12, 2008	By:	/s/ J.W. Braukman III
J.W. Braukman III Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit

Exhibit 99.1	Press Release dated August 12, 2008.